Positioned to Deliver Growth &
Enhanced Stockholder Value

Marketing Meetings

September 2008

Investor & Public Relations  | Norelle Lundy, Vice President  |  Nir Grossman, Senior Director  |  713-507-6466  |  ir@dynegy.com

Forward-looking Statements

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward- looking statements.” You can identify these statements, including those relating to Dynegy’s 2008 financial estimates, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward- looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2007 Form 10-K, first quarter 2008 Form 10-Q/A and second quarter 2008 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward- looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures:  This presentation contains non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our Current Report on Form 8-K filed with the SEC on August 7, 2008, which is available on our website, www.dynegy.com.

Dynegy at a Glance

B / Stable

Credit Rating

500 MM

Share float

$ 140 MM

2008 Adjusted Free
Cash Flow (2)

~18,000 MW

Generation Capacity

$ 5.1 B

Market Cap (1)

(1) As of August 21, 2008. (2) As provided August 7, 2008. (3) 40% of shares O/$ held by private equity firm LS Power

~840 MM

Shares outstanding (3)

$ 6.15

Share price (1)

$ 510 MM

2008 Adjusted Cash Flow
from Operations(2)

$ 955 MM

2008 Adjusted EBITDA (2)

DYN

NYSE

Power Industry Overview

End Users

The Power Industry Value Chain

Fuel prices

Demand

Market Rules

Transmission
Constraints

Weather

Season

Energy &
Environmental
Policies

Supply

External Drivers

Dynegy is a pure play
Independent Power Producer
(IPP) that generates electricity
to meet market demand

Fuel Supply

Fuel
Transport

Power
Generation

Power
Transmission

Power
Distribution

0

$20

$40

$60

$80

$100

$20

$40

$60

$80

$100

$120

$140

$160

Trailing 12-Month Trends

Despite volatility in the near-term market commodity prices have increased over the past
12 months

While stocks have followed recent commodity declines, stocks do not reflect incremental uplift over the same period

Long-term industry fundamentals remain strong and recent downward stock trends will likely reverse as supply/demand tightens

Natural Gas ($/MMBtu)

Crude Oil ($/Bbl)

Power ($/MWh)

Electric Utility & IPP Averages

Note: All prices shown Sept 2007 through Aug 2008. Sources: Brokered market sources

WTI - Crude

2009 CIN Hub On Peak

0

$2

$4

$6

$8

$10

$12

$14

S

O

N

D

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

Utilities

IPP Avg

50%

60%

70%

80%

90%

100%

110%

120%

S

O

N

D

J

F

M

A

M

J

J

A

Henry Hub

Electricity Market Growing in an Uncertain Environment

Global oil, natural gas/LNG, Eastern coal and power have experienced a step-change in price

Electric forward curves do not yet fully reflect anticipated market implied heat rate expansion

Barriers to entry for new development remain strong and may be rising

Longer term electric demand forecasts remain strong even through economic slowdown

Global competition for energy

Rising barriers to entry

Two major trends…

…are colliding with a constant

Rising U.S. energy consumption

Historic U.S. Electric Consumption (% increase)

Source: EIA, US Dept of Energy

100%

120%

140%

160%

180%

1980

1982

1984

1986

1988

1990

1992

1994

1996

1998

2000

2002

2004

2006

200%

DYNEGY

30%
25%
20%
15%
10%
5%
1995
1997
1999
2001
2003
2005
2007
2009
2011

–

–

–

–

–

Why Invest in the Power Generation Sector?

Overbuild in late 1990s – early
2000s, created oversupply which
should decline as:

Power demand increases at traditional
levels, 1.5% – 3.0% annually

Barriers to entry create difficulties to
build new assets

As supply/demand tightens, reserve
margins will decline

Plant retirements continue as
infrastructure ages

Less efficient facilities should come
online to meet demand, and power
prices should increase

Long-term fundamentals for power generation remain strong

National Reserve Margin (1995 – 2011)

Overbuilt

Target range for reliability

Underbuilt

Barriers to Entry Remain High

Note: Development lead-time ranges include the complete development cycle: siting, permitting, engineering and construction. $/KW includes estimated financing costs. Cost development and construction schedules are based on various trade publications and are intended solely as estimates. Others’ cost development and construction schedule estimates and actual cost and construction schedules of specific projects may vary materially from these estimates. CO2 capture technology currently unavailable.

New Generation – Estimated Costs and Lead-Time

Wind

Gas

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16 years

Timeframe

Solar

Coal

Nuclear

$700 – 1,100/KW

$900 – 1,500/KW

$3,000 – 4,200/KW

$3,800 – 4,900/KW

$4,600 – 6,800/KW

$8,000 – 12,000/KW

Concentrate

Photovoltaic

Simple Cycle

Pulverized Super Critical

IGCC & IGCC with CO2 capture

Combined Cycle

$2,000 – 2,200/KW

$4,900 –
6,000/KW

Delays will increase
the value of
Dynegy’s existing
operating assets

Regulatory Uncertainties

Successful U.S. energy policy must address 3 critical, interrelated issues:

Global oil

Global gas & LNG

Global coal

Prior focus: SOx,
NOx, mercury,
particulates

New focus:
climate change

Cost to consumers

Cost to jobs

Cost to trade

The

Environment

The

Economy

U.S. Energy

Dependence

Energy companies work within our country’s legal & regulatory framework

Federal

Leadership

Price of
Electricity

Price of
Electricity

Dynegy Overview

Why Invest in Dynegy?

As Dynegy’s coal fleet operates in a region
where coal typically sets the marginal price of
power, the Midwest coal fleet should pass
through 100% of potential carbon costs up to
50-65% of the time

The ripple effect of significant carbon costs
could increase Dynegy’s recovery of costs

100% of potential carbon costs should
be passed through in a region where
coal sets the marginal price of power

Significant carbon costs should
increase the demand for and price of
natural gas, increasing the price of
power and with it, the dark spread

Potential
regulations to curb
CO2 emissions

Eastern Coal has become a global
commodity and there has likely been
a step-change in its pricing

Longer-term prices and spreads
are expected to increase due to
tightening supply/demand

Demand growth is expected to
continue over the longer term as
industry fundamentals remain strong

Barriers to entry should limit new
supply, increasing the value of
incumbent assets

Dynegy’s Midwest fleet burns 100% regionally-
driven Powder River Basin Coal which is not
exposed to global forces

Dynegy has key contracts to lock-in prices

Majority of coal supply pricing locked-in through 2010

Rail contracted at fixed price through 2013

Rising “global”
coal prices

Dynegy’s “Current +1” hedge strategy captures
value associated with near-term commodity
price volatility and allows for participation in
expected heat rate expansion on a year by
year basis

Dynegy’s significant gas fleet available to
increase utilization

Temporary
decline/volatility in
power prices and
spark spreads

Dynegy is well positioned to capture growth
in 3 economic regions

Midwest, West and Northeast

Baseload and combined cycle assets

Supply/demand
balance

… and Dynegy’s advantages

… consider Dynegy’s belief

If you are
worried about…

12

Operating Facility
Under Construction
Casco Bay
Independence
Roseton & Danskammer
Bridgeport
Ontelaunee
Renaissance
Rocky Road
Hennepin
Oglesby
Havana
Kendall
Vermilion
Tilton
Wood River
Stallings
Baldwin
Riverside
Bluegrass
Plum Point
Heard
Sandy Creek
Oakland
Moss Landing
Morro Bay
Black Mountain
Griffith
South Bay
Arlington Valley

18,277 MW

Diverse Portfolio Provides Advantages

Dispatch Diversity

Peaking

45%

Intermediate

33%

Baseload

22%

Geographic Diversity

Midwest

46%

Northeast

21%

West

33%

Fuel Diversity

Combined Cycle

33%

Simple Cycle

36%

Total Gas-fired

69%

Coal

24%

Fuel Oil

7%

Note: Plum Point and Sandy Creek are currently under construction.

Located in 13 states –
serving regions that represent
~50% of total U.S. population

INCREASE VALUE

On balance sheet debt profile = $6.0 B
$23
$58
$63
$599
$579
$1,003
$4
$596
$3,208
2008
2009
2010
2011
2012
2013
2014
2015
2016+

100%
80%
60%
40%
20%
0%
Midwest
West
Northeast
Aggregated Portfolio

2008 Generation Gross Margin by Contract Term Length

At Dynegy, this means:

Linking the commercial strategy and capital
structure in order to capture benefits and
mitigate risk through industry cycles

Managing a diversified operating portfolio

Maintaining a flexible capital structure

Minimal debt maturities through market
recovery create additional opportunities

Maintaining a Solid Foundation in a Cyclical Business

Linking Commercial with Capital Strategies

Focus on
core
business

Continuously
evaluate

Respond to
change with
the right
option

Maintain
discipline
throughout
cycles

Recognize
the cycles

Keep
options
open

Long-term contracts (5+ yrs)

Medium-term contracts (2-5 yrs)

Short-term sales (0-2 yrs)

Debt Maturity Profile (As of 6/30/08, $MM)

Midwest Capacity

West Capacity

Northeast Capacity

Dynegy’s Carbon Emission Profile

Note: Generated volumes, CO2 emitted and intensity based on full year 2007 operational data and include 9 months of data from facilities acquired on April 2007 from  LS Power. Plum Point and Sandy Creek are currently under construction. Intensity is calculated using gross generated volumes not net generated volumes as presented above. “NMWh” = Net Megawatt Hours

Combined Cycle

36%

Simple Cycle

57%

Total Gas-fired

93%

Fuel Oil

7%

Combined Cycle

21%

Simple Cycle

37%

Total Gas-fired

58%

Coal

42%

Combined Cycle

56%

Simple Cycle

0%

Total Gas-fired

56%

Coal

10%

Fuel Oil

34%

12.9 MM NMWh

Gen volumes

5 MM tons

CO2 emitted

37%

Intensity

25 MM NMWh

Gen volumes

25.6 MM tons

CO2 emitted

97%

Intensity

9.5 MM NMWh

Gen volumes

5.6 MM tons

CO2 emitted

57%

Intensity

As a general rule:

Coal facilities produce 1 MM tons of CO2 per 1 MM MWh of generated volumes

Gas-fired facilities produce 1 MM tons of CO2 per 2 MM MWh of generated volumes

Coal facilities should pass through 100% of the cost when a coal plant sets the price of power

Dynegy’s coal fleet primarily located in the Midwest region where coal sets the price of power up to 50-65% of the time

Hypothetical Midwest Carbon Cost Example

Carbon Cost Scenarios – Possible Impacts to Dynegy’s Midwest Fleet

See Appendix for assumption details.

2007 Midwest Generation = 25 MM MWh

2007 Midwest CO2 Emissions = 25.6 MM tons

An Example:

Step 1: If you assume…

2007 generation and emissions levels

$10.00/ton cost of carbon

50% cost recovery rate

+$0.50

% Cost Recovery

$/MWh

$20/ton

Potential cost of CO2 per ton
set by new regulation

Step 1 = $5/MWh cost

Natural gas
increases
$/MMBtu

$5/ton

$15/ton

$10/ton

+$1.00

+$1.50

+$3.00

+$2.00

+$2.50

$/MWh increase in power price resulting
from higher natural gas prices

Step 2 = $3/MWh benefit

Result = $2/MWh net cost

Step 2: If you assume…

Natural gas prices increase $0.50/MMBtu

Example Sensitivity:

To achieve 100% recovery of carbon cost, natural gas prices
would need to increase ~$0.85/MMBtu instead of ~$0.50/MMBtu

$7
$6
$5
$4
$3
$2
$1
$0
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08

Managing Supply Contracts Offers Advantages

Coal Pricing Trends

Competition for energy has resulted in higher global coal prices, while some coal supplies remain regionally driven

For Dynegy, key contracts mitigate exposure to rising coal costs, offering competitive advantage

Midwest coal fleet burns PRB, one facility in Northeast burns low sulfur South
American coal

Midwest rail contracted at a fixed price through 2013; majority of coal supply pricing locked in through 2010

2008 Coal Prices ($/MMBtu)

Eastern

South American

Powder River Basin

DYN PRB Delivered Price =  $1.39

Source: Energy_Argus; NYMEX

Dynegy’s delivered PRB
price includes benefit of
rail contract

Market prices of Eastern
and South American coal
exclude cost of delivery

DYNEGY

$90.00
$85.00
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00

Current Market Creates Opportunities for Dynegy

CIN Hub On-Peak Prices ($/MWh)

Avg Settle 2007

$59.28

$49.02

Avg Settle 2006

Avg Settle 2008(2)

$69.56

Cal 09 Prices(1)

Cal 09 Current Avg(1) $74.23

(1) Cal 09 prices as of 8/22/08 (2) CIN Hub Average Settle 2008 prices include forward prices from 8/23/08 through end of year

Power prices have risen
significantly year-over-year,
despite near-term volatility

We are focused on “Current + 1”
commercial strategy

We’re actively commercializing
2009 to capture rising price trends

For example: recently contracted
~1,400 MW of Midwest coal fleet’s
on-peak power for an average on-
peak price of ~$79/MWh at CIN
and PJM Hubs

Looking Forward…

We anticipate continued global
demand for commodities and
barriers to entry

We continue to execute a flexible
commercial strategy and capital
structure

Source: physical numbers published by ISO

Why Invest in Dynegy?

Dispatch Diversity

Peaking

45%

Intermediate

33%

Baseload

22%

Geographic Diversity

Midwest

46%

Northeast

21%

West

33%

Fuel Diversity

Combined Cycle

33%

Simple Cycle

36%

Total Gas-fired

69%

Coal

24%

Fuel Oil

7%

Dynegy’s Competitive Advantages:

Dynegy’s portfolio provides unique platform
for value today & upside tomorrow

Geographic diversity means Dynegy is well-
positioned in 3 key regions

Dispatch diversity includes both baseload
generation, which provides today’s core earnings,
as well as gas-fired facilities, which are expected
to increase utilization as markets tighten

Operational excellence

Key fuel and rail contracts manage fuel supply risk

“Current + 1” commercial strategy provides near-
term stability and long-term flexibility

Dynegy actively maintains a flexible and liquid
capital structure

Investment Proposition

We Believe Dynegy is Significantly Undervalued

$ 16.66

$ 14.10

$ 11.54

$   8.98

Coal/Dual Fuel Asset Value ($/KW)

$ 19.22

$ 18.17

$ 17.13

$ 16.08

$ 15.03

$ 13.99

750

$ 15.61

$ 14.57

$ 13.52

$ 12.47

$ 11.43

600

$ 13.05

$ 12.01

$ 10.96

$   9.91

$   8.87

450

$ 10.49

$   9.45

$   8.40

$   7.35

$   6.31

300

$   7.93

$   6.89

$   5.84

$   4.79

$   3.75

150

2,750

2,500

2,250

2,000

1,750

1,500

Gas/Oil Asset
Value ($/KW)

As value of incumbent assets increases, stock price should follow

Implied Price per Share
based on Asset Valuations

Note: Value excludes current and future development opportunities, assets under construction and associated non-recourse project debt. $/KW for asset sales based on summer capacity.
Plum Point $/KW based on fully constructed and financed values. Sandy Creek $/KW based on fully constructed values.

Sandy Creek

~$2,600/KW

Plum Point

~$2,800/KW

Calcasieu Peaker

~$160/KW

Cogen Lyondell

~$880/KW

Rockingham

~$235/KW

Current replacement cost estimates:

Coal:  $3,000 – 4,200/KW

Combined Cycle: $900 – 1,500/KW

Simple Cycle: $700 – 1,100/KW

Rolling Hills

~$450/KW

Appendix

1984
Natural Gas Clearinghouse
(NGC) founded following
deregulation of natural gas
pipeline industry

1996
NGC merges with
natural gas unit of
Chevron, in exchange
for stake ~30% stake
in NGC

1997
NGC acquires Dow Chemical
subsidiary Destec Energy,
which includes interest in 20
power plants

1998
NGC changes
name to
Dynegy

2000
Dynegy completes
merger with Illinova,
parent company to
Illinois Power
(regulated utility)

2002
Dynegy exits energy trading business following
market distress of Enron’s collapse

Bruce Williamson named President & CEO

Dynegy initiates self-restructuring plan focused on
financial, strategic and governance issues

2004
Dynegy sells Illinois
Power and retains
power generation assets
in Illinois

From Clearing House to IPP

2005
Dynegy sells its
Midstream Services
business

2006
Dynegy completes
extensive, multi-year self-
restructuring initiative

2007
Dynegy closes deal with
independent power producer
LS Power, increasing generation
portfolio to about 20,000 megawatts

Chevron sells its remaining
ownership in Dynegy

Replacement Costs

Merchant Enterprise Valuation
as a Percent of Replacement Cost

Historically, enterprise values have
traded at different percentages of
replacement cost

Oversupply leads to lower
percentage of replacement cost

Undersupply leads to merchants
trading close to or above
replacement costs

Tightening reserve margins should
be shifting the slope upward

Given the rise in construction
costs, slope remains relatively flat

Current valuations present
investment opportunities

Source: Citi Investment Research

Guidance

Notes:

Adjusted EBITDA includes ~$50 million for Central Hudson lease expense while total cash payment is ~$145 million

Working capital/non-cash adjustments/other primarily reflects changes in Accounts
Receivable/Accounts Payable balances and includes ~$50 amortization of ConEd contract and ~$25 million non-cash equity losses

$140

Adjusted free cash flow

(200)

(170)

$510

15

(15)

(15)

(430)

$955

8/7/2008

Guidance(1)

(1) 8/7/08 Guidance based on price curves as of 7/8/08 with an average natural gas price of $11.36/MMBtu

Environmental capital expenditures

Maintenance capital expenditures

Adjusted cash flow from operations

Working capital / non-cash adjustments / other

Collateral

Cash taxes

Interest payments

Adjusted EBITDA

($MM)

As presented August 7, 2008

Midwest Generation

Regional Market Drivers

MISO – Outright power price for uncontracted baseload volumes, and spark spread for uncontracted gas-fired peaking units

PJM – Spark spread for uncontracted gas-fired combined cycle units

Capacity markets – MISO capacity sold under bilateral agreements; PJM capacity sold in forward auctions for  three years

Regional Highlights

Bilateral & tolling agreements and financial forward sales

Illinois auction – receive approximately $65/MWh

Up to 200 MW expiring 5/2009 (~50% load factor)

100% of coal supply committed through 2010; majority coal supply pricing locked up through 2010

100% of rail contracted at a fixed price through 2013

CIN Hub
IL Hub
PJM Hub
140
120
100
80
60
40
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08

Midwest Power Market – Basis Differentials

CIN Hub

PJM

Illinois Hub

Dynegy uses forward power
contracts to optimize assets

Traditionally the differences
between IL and CIN, and between
CIN and PJM, move in tandem
within a narrow range

June 2008 – the basis moved
well outside the anticipated ranges

Increasing natural gas prices,
transmission congestion and
warmer temperatures in PJM were
all factors in widening the basis

Average Day-Ahead On-Peak Prices ($/MWh)

Transacting further east
provides more liquidity…

…and creates additional risk

Pricing as of 8/22/08

Midwest Power Market – Basis Differentials

(45)

(25)

(5)

5

0

Gain/(loss) of
forward sale

$ 40

25

$ 65

60

10

70

75

Example 1

75

75

75

75

Forward
sale @ PJM

Year Ahead Forward Power Sale

25

25

25

25

Cost to
generate

$ 20

$ 45

70

30

100

Example 3

Real-time
Sale

50

10

10

Basis @
Settlement

$ 25

$ 65

$ 65

Net of
Sales

Example 4

Example 2

Base Case

Settlement @
PJM

120

80

75

70

70

65

Physical
sale @ IL

$  0

$ 40

$ 40

TOTAL

Basis Differential Examples ($/MWh)

Note: For all examples, the assumed basis differential on the contract date is $10, as differential moves away from $10 results are affected

+

=

+

=

+

=

+

=

+

=

=

=

=

=

=

–

–

–

–

–

West Generation

Regional Market Drivers

Spark spread for uncontracted gas-fired combined cycle and peaking units, and ancillary services

California has no formal capacity auction market; greater demand is expected for capacity in 2009 as utilities will have reduced Resource Adequacy requirements

Regional Highlights

Includes RMR contracts, tolling agreements, and financial forward sales contracts

Fuel price risk generally passed through on hedges and tolling agreements or purchased as needed at index-related prices

Northeast Generation

Regional Market Drivers

NYISO – Spark spread for uncontracted combined cycle gas and fuel oil units, and outright power price for uncontracted baseload coal volumes

ISO-NE – Spark spread for uncontracted combined cycle gas units

New England – formal capacity market auction for 2010/2011 capacity occurred in February
2008

Regional Highlights

Includes bilateral capacity agreements and financial forward sales contracts

Operating expense includes $50 million of Central Hudson lease expense, and operating cash flow includes cash lease payments of $144 million in 2008

Adjusted EBITDA will include approximately $50 million net earnings from ConEd contract;
however, operating cash flow will include cash receipt of approximately $100 million in 2008

100% of coal supply contracted at a fixed price for 2008

EBITDA Sensitivity to Natural Gas

Sensitivities based on full-year estimates and assume natural gas price change occurs for the entire year and entire portfolio

On-peak power prices are adjusted by holding the spark spread constant to a 7,000 Btu/KWh heat rate

Off-peak prices are adjusted holding the market implied heat rate constant

MTM accounting treatment will cause differences between EBITDA and timing of cash received

Note: Uncontracted portfolio assumed for illustrative purposes only.

Natural gas sensitivity primarily impacts baseload coal-fired generation

$(280)

- $2.00

$(145)

- $1.00

$165

+ $1.00

$320

+ $2.00

Generation EBITDA
Sensitivity ($MM)

Change in Cost of Natural Gas
($/MMBtu)

Long-Term: Uncontracted

As presented December 2007

$(135)

$175

$350

TOTAL

$(90)

$110

$225

Natural Gas

Coal/Fuel Oil

$(45)

- 500

$65

+ 500

$125

+ 1,000

Generation EBITDA Sensitivity ($MM)

Market Implied
Heat Rate
Movement
(Btu/KWh)

Long-Term: Uncontracted

Sensitivities based on “on-peak” power price changes and full-year estimates

Assumes constant natural gas price of $8.25/MMBtu(1) and heat rate changes are for a full year

Increased run-time will result in increased maintenance costs, which are expected to be largely offset by improved earnings

EBITDA Sensitivity to Market Implied Heat Rates

Market implied heat rates sensitivities impact entire operating fleet

Note: Spark spread value changes depend on natural gas price assumptions. Uncontracted portfolio assumed for illustrative purposes only.  (1) Represents average natural gas prices as of 10/30/07.

As presented December 2007

Significant Environmental Progress

On target to further reduce emissions in the Midwest

Major Assumptions

Estimate of remaining spend is $850 – $900 million
for a total investment of $940 – $990 million

Approximately 25% of remaining costs are firm

Labor and material prices are assumed to escalate
at 4% annually

All projects include installing baghouses and
scrubbers with the exception of Hennepin and
Vermilion, which have baghouses only

Labor

56%

Rental Equipment
& Other 8%

Cost Composition

Materials

36%

2008

2010

2009

2011

2012

2007

Vermilion

Hennepin

Baldwin 3

Baldwin 1

Baldwin 2

Havana

As presented February 27, 2008

Anticipated Capital Expenditures (2008 – 2012)

$ 290

$ 405

$ 590

$ 625

$ 620

TOTAL

-

-

10

40

30

Discretionary Investment (target IRR 15% or more)(2)

-

-

110

110

220

Development (Plum Point) (1)

100

185

225

265

200

Environmental

$ 190

$ 220

$ 245

$ 210

$ 170

Maintenance

2012

2011

2010

2009

2008

($MM)

Updated 2008 anticipated Capital Expenditures primarily due to cancelled or deferred maintenance projects

Environmental includes Consent Decree, mercury reduction, marine life barriers and NOx / SO 2 control equipment

Development fleet currently consists of Plum Point, which is scheduled to become operational in 2010; 100% of Plum Point project cost is debt financed

Discretionary Investment includes projects designed to increase available capacity or lower facility heat rate, which should improve market availability

Projects include replacing/updating technology such as upgrading steam turbines on existing units to improve output and plant heat rate; in some cases, such projects may require environmental permits

(1) Plum Point is consolidated and fully financed on a non-recourse basis. Although Sandy Creek is under construction, it is not included in the development capex as Sandy Creek is not consolidated. Sandy Creek is also financed on a non-recourse basis. (2) Discretionary investments are subject to change.

As presented August 7, 2008

Assumptions For
Hypothetical Midwest Carbon Cost Example

Assumptions based on hypothetical variables, which are
dependent on a variety of factors including market conditions and future environmental regulations

Actual results may vary materially from these assumptions

(1) CO2 emissions and generation volumes include 9 months of the
Kendall and Ontelaunee facilities acquired April 2007. Analysis excludes Plum Point as it is not in 2007 generation volumes.

(2) Assumes ATC market implied heat rate of 6,000 Btu/KWh.

(3) Calculated result using stated assumptions:

25.6 MM tons * ($10.00/ton * 50% recovery)/ 25 MM NMWh = $5.00/MWh cost

$0.50 nat gas * 6,000 Btu/KWh = $3.00/MWh benefit

$5/MWh cost less $3.00/MWh benefit = $2.00/MWh net cost

Recent Transactions Capture Market Trends

$ 174

~2,800

2010/2011

2011/2012

2009/2010

2008/2009

2007/2008

Auction
Year

$ 110

~2,800

$ 191

~500

$ 102

~2,300

$ 112

~1,900

$ 41

~1,100

Auction
Price
(~$/MW-day)

DYN MW
cleared

Participated in PJM Capacity
Auctions

Dynegy continues to commercialize around our operating assets to take advantage of market opportunities

Participate as capacity markets continue to develop

Proactively secure future revenue streams based on attractive pricing

ISO-NE first Forward
Capacity Market (FCM)
auction for 2010/2011

Minimum clearing price
$148/MW-day; effective
price expected to be ~95%
of clearing price

Dynegy cleared ~1,000 MW
in the New England market

Capitalized on market
opportunities by securing
long-term contracts on
Arizona plants

Deals capture significant portion
of the annual value of the plants

Arlington Valley – 10 year
agreement beginning in 2010
for Summer only

Griffith – 10 year agreement
beginning in 2008 for Summer
only

Results contribute to achieving Dynegy’s expected average annual growth of ~15%

Midwest

West

Northeast

Development Detail

Consolidated

140

21%

665

Plum Point

Equity Investment

288

32%

898

Sandy Creek

% Owned by Dynegy

Equivalent MW
Owned by Dynegy

Financial Statement
Impact

Total MW

Construction Projects

Development JV

Joint venture not consolidated as we are not the primary beneficiary of the earnings and losses of the JV

Proportionate share of earnings and losses recorded in earnings from unconsolidated subsidiaries in our financial statements

Several thousand megawatts of greenfield & brownfield opportunities

Variety of geographic locations & fuel types: gas, coal, renewables

Opportunities for building or value capture through project monetization

Plum Point

Plum Point Energy Associates (PPEA) owns 57% interest in the Plum Point Energy Station

Dynegy owns 37% of the equity in PPEA

Approximately 60% of the economic value of PPEA owned by Dynegy as a result of the project’s contract structure

As primary beneficiary of the earnings and losses, Dynegy consolidates 100% of PPEA in our financial statements

Minority interest recorded for the share that we do not own

Output fully contracted

Scheduled for completion in 2010

Sandy Creek

Sandy Creek Holdings owns 64% of the Sandy Creek Energy Station

Dynegy owns 50% of Sandy Creek Holdings

Dynegy does not consolidate Sandy Creek as we are not the primary beneficiary of the earnings and losses on the project

Proportionate share of earnings and losses recorded in earnings from unconsolidated subsidiaries in our financial statements

Scheduled for completion in 2012

Debt & Other Obligations Capital Structure – 6/30/08

Dynegy Power Corp.

Central Hudson(2)                                 $776

Dynegy Holdings Inc.

$1,150 Million Revolver(1)                        $0

Term L/C Facility                                      $850

Tranche B Term                                          $69

Sr. Unsec. Notes/Debentures   $4,047

Sub.Cap.Inc.Sec (“SKIS”)                 $200

Secured = $919

Key:

Secured Non-Recourse = $897

Unsecured = $5,023

Dynegy Inc..

Senior Debentures      $367

Plum Point Energy Assoc.

PP 1st Lien                                  $430

Tax Exempt                                 100

Gross Debt                                 $530

Less:Restricted Cash         (40)

Total, Net Debt                        $490

(1) Represents drawn amounts under the revolver. (2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis. (3) Restricted cash includes $850MM related to the Synthetic Letter of Credit facility, $275MM for Sandy Creek Letter of Credit which is used in lieu of cash on hand and $40MM related to Plum Point.

($ MM)

Sithe Energies

$5,403

Net Debt & Other Obligations

490

Plus: Net Non-recourse Project Debt, under construction

490

Less: Net Non-recourse Project Debt, under construction

$4,913

Net Debt & Other Obligations associated with Operating Assets

$4,627

Net Debt

$5,403

Net Debt & Other Obligations

776

Less: Central Hudson Lease Obligation

1,165

Less: Restricted cash (3)

271

Less: Cash on hand

$6,839

Total Obligations

6/30/08

($ Million)

DYNEGY

$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,121
$328
$1,056
$429
$619
$271
$794
$912

Liquidity ($ MM)

Cash

Availability

$1,449

12/31/07

Liquidity excludes $28 million cash posted as collateral as of June 30, 2008

Liquidity decreased from 3/31/08 to 6/30/08 due to increased collateral postings supporting normal power sales as result of higher power prices

Liquidity increased from 6/30/08 to 8/1/08 due to:

Cash received from the sale of the Rolling Hills facility

Decreased power prices, lowering collateral requirements

Cash increase of ~$140 million due to return of cash from the daily settlements of our exchange-traded or brokered commodity futures positions held with our futures clearing manager

3/31/08

$1,485

6/30/08

$890

Standby facility (1)

(1) Under terms of our standby letter of credit facility, up to $300 million capacity can become available contingent on forward natural gas prices rising above $13/MMBtu for 2009.

$1,706

8/1/08

DYNEGY

2008 EARNINGS ESTIMATES (1)
(IN MILLIONS)

	Power Generation					
	GEN - MW	GEN - WE	GEN - NE	Total GEN	OTHER	Total
Net Loss						$ [illegible]
Add Back:						
Income tax benefit						[illegible]
Interest expense						[illegible]
Depreciation and amortization expense						[illegible]
EBITDA (2)	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]
Plus / (Less):						
Release of state franchise tax and sales tax liabilities	-	-	-	-	[illegible]	[illegible]
Gain on sale of NYMEX shares	-	-	-	-	[illegible]	[illegible]
Gain on sale of Sandy Creek ownership interest	-	[illegible]	-	[illegible]	-	[illegible]
Gain on sale of Oyster Creek ownership interest	-	[illegible]	-	[illegible]	-	[illegible]
Gain on sale of Rolling Hills	[illegible]	-	-	[illegible]	-	[illegible]
Mark-to-market	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]
Adjusted EBITDA (2)	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]

2008 CASH FLOW ESTIMATES (1)
(IN MILLIONS)

	GEN	OTHER	Total
Adjusted EBITDA (2)	$ [illegible]	$ [illegible]	$ [illegible]
Cash Interest Payments	-	[illegible]	[illegible]
Cash Tax Payments	-	[illegible]	[illegible]
Collateral	[illegible]	-	[illegible]
Working Capital / Other Changes	[illegible]	[illegible]	[illegible]
Adjusted Cash Flow from Operations (3)	[illegible]	[illegible]	[illegible]
Maintenance Capital Expenditures	[illegible]	[illegible]	[illegible]
Environmental Capital Expenditures	[illegible]	-	[illegible]
Adjusted Free Cash Flow (4)	$ [illegible]	$ [illegible]	$ [illegible]

(1) 2008 estimates are based on quoted forward commodity price curves as of [illegible]. Actual results may vary materially from these estimates based on changes in commodity pricing, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Reduced 2008 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to out-weigh the benefits of continuing to own or operate such assets. Divestitures could also result in impairment charges.

(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please see Reported Segmented Results of Operations for the three months ended June 30, 2008 for a definition. A reconciliation of EBITDA to Operating Income (loss) by reportable segment is presented below.

	Power Generation					
	GEN - MW	GEN - WE	GEN - NE	Total GEN	OTHER	Total
Operating Income (loss)	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]
Losses from unconsolidated investments	-	-	-	-	[illegible]	[illegible]
Other items, net	-	-	-	-	[illegible]	[illegible]
Add: Depreciation and amortization expense	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
EBITDA	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]

(3) Adjusted Cash Flow from Operations is a non-GAAP financial measure. Please see Summary Cash Flow Information for a definition.

	GEN	OTHER	Total
Adjusted Cash Flow from Operations	$ [illegible]	$ [illegible]	$ [illegible]
Legal and regulatory payments	[illegible]	[illegible]	[illegible]
Cash Flow from Operations	$ [illegible]	$ [illegible]	$ [illegible]

(4) Adjusted Free Cash Flow is a non-GAAP financial measure. Please see Summary Cash Flow Information for a definition.

Reg G Reconciliation – 2008 Guidance

Region/Facility[1]	Location	Net Capacity[2]	Primary Fuel Type	Dispatch Type	Region
MIDWEST					
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana					
Units 1-5	Havana, IL	228	Oil	Peaking	MISO
Unit 6	Havana, IL	441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
Tilton	Tilton, IL	188	Gas	Peaking	MISO
Vermilion					
Units 1-2	Oakwood, IL	164	Coal/Gas	Baseload	MISO
Unit 3	Oakwood, IL	12	Oil	Peaking	MISO
Wood River					
Units 1-3	Alton, IL	119	Gas	Peaking	MISO
Units 4-5	Alton, IL	446	Coal	Baseload	MISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Rocky Road [3]	East Dundee, IL	330	Gas	Peaking	PJM
Riverside/Foothills	Louisa, KY	960	Gas	Peaking	PJM
Renaissance	Carson City, MI	776	Gas	Peaking	MISO
Plum Point [4]	Osceola, AR	140	Coal	Baseload	SERC
Bluegrass	Oldham County, KY	576	Gas	Peaking	SERC
Midwest Combined		**8,405**			
NORTHEAST					
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Roseton [5]	Newburgh, NY	1,185	Gas/Oil	Peaking	NYISO
Bridgeport	Bridgeport, CT	527	Gas - CCGT	Intermediate	ISO-NE
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Danskammer					
Units 1-2	Newburgh, NY	123	Gas/Oil	Peaking	NYISO
Units 3-4	Newburgh, NY	370	Coal/Gas	Baseload	NYISO
Northeast Combined		**3,809**

Generation Assets – Midwest & Northeast

Region/Facility[1]	Location	Net Capacity[2]	Primary Fuel Type	Dispatch Type	Region
WEST					
Moss Landing					
Units 1-2	Monterrey County, CA	1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7	Monterrey County, CA	1,509	Gas	Peaking	CAISO
Morro Bay [6]	Morro Bay, CA	650	Gas	Peaking	CAISO
South Bay	Chula Vista, CA	706	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Arlington Valley	Arlington, AZ	585	Gas - CCGT	Intermediate	WAPA
Griffith	Golden Valley, AZ	558	Gas - CCGT	Intermediate	WAPA
Heard County	Heard County, GA	539	Gas	Peaking	SERC
Black Mountain [7]	Las Vegas, NV	43	Gas	Baseload	WECC
Sandy Creek [8]	Waco, TX	288	Coal	Baseload	ERCOT
West Combined		**6,063**			
TOTAL DYNEGY GENERATION		**18,277**			

(1) DYN owns 100% of each unit listed except as otherwise indicated. For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.

(2) Unit capabilities are based on winter capacity.

(3) Excludes 28 MW for Unit 3, which is not available during cold weather due to winterization requirements.

(4) Under construction. Represents net 21% ownership.

(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in 2001. Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008, $141 MM in 2009, $95 MM in 2010 and $112 MM in 2011. GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.

(6) Represents operating capacity of units 3 and 4. Units 1 and 2, with a combined net generating capacity of 352 MW, are currently in layup status and out of operation.

(7) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.

(8) Under construction. The DYN/LS Power Group joint venture owns 64% of this facility. DYN owns a 50% interest in the joint venture and the remaining 50% interest is held by LS Power Group. Total generating capacity of this facility is ~900MW.

Generation Assets – West & Notes